Investment in Affiliates (Tables)	12 Months Ended
Mar. 31, 2023
Investments in and Advances to Affiliates [Abstract]
Summary of Investment in Affiliates
Investment in affiliates at March 31, 2022 and 2023 consists of the following:

	Millions of yen
	2022	2023
Shares*	¥943,090	¥973,929
Loans and others	34,943	26,775

	¥978,033	¥1,000,704

*
The
re
were investees measured at fair value by electing the fair value option, primarily to reduce volatility in the equity in net income (loss) of the investees arising from the difference in the measurement basis of their assets and liabilities. The amount of shares include ¥2,511 million in amounts invested in these investees as of March 31, 2023.

Combined and Condensed Information Related to Affiliates
Combined and condensed information relating to the affiliates (including the affiliates elected the fair value option) for fiscal 2021, 2022 and 2023 are as follows (some operation data for entities reflect only the period since the Company and its subsidiaries made the investment and on a lag basis):

	Millions of yen
	2021	2022	2023
Operations:
Total revenues	¥1,155,974	¥1,194,172	¥1,316,683
Income before income taxes	85,667	108,065	165,612
Net income	74,008	88,572	129,331

Financial position:
Total assets	¥12,858,129	¥14,974,191	¥16,438,275
Total liabilities	9,203,980	10,729,973	11,950,087
Total equity	3,654,149	4,244,218	4,488,188